SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report	April 25, 2003
(Date of earliest event reported)	April 25, 2003

Main Street Trust, Inc.
(Exact name of Registrant as specified in its charter)

Illinois
(State or other jurisdiction of incorporation)

000-30031	37-13338484
(Commission File Number)	(I.R.S. Employer Identification Number)

100 W. University Ave., Champaign, Illinois	61820-4028
(Address of principal executive offices)	(Zip Code)

(217) 351-6500
(Registrant’s telephone number, including area code)

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(a)           Financial Statements of Business Acquired.

None.

(b)           Pro Forma Financial Information.

None.

(c)           Exhibits.

99.1                           Letter to shareholders dated April 25, 2003

99.2                           Press release, dated April 25, 2003

Item 9.  Regulation FD Disclosure

The following information is being furnished under Item 12 of Form 8-K, “Results of Operations and Financial Condition,” and is included under this Item 9 in accordance with SEC Release No. 33-8216 (March 27, 2003).  On April 25, 2003, Main Street Trust, Inc. issued a letter to stockholders and a press release announcing its earnings for the quarter ended March 31, 2003.  The letter to shareholders is attached hereto as Exhibit 99.1 and the news release is attached as Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAIN STREET TRUST, INC.

Dated: April 25, 2003	By:	/s/Van A. Dukeman
Van A. Dukeman
President and Chief Executive Officer